Decoding Biology To Radically Improve Lives May 2024

Disclaimers This presentation and any accompanying discussion and documents contain information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and our company, management's beliefs and certain assumptions we have made. The words “plan,” “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements made in this presentation include the occurrence or realization of any near- or medium-term potential milestones; the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling studies; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners, additional partnerships, and the ability to house tools on the BioNeMo Marketplace; outcomes and benefits expected from the Tempus partnership, including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; outcomes and benefits expected from the Helix partnership, including the development of causal AI models and biomarker and patient stratification strategies; the potential size of the market opportunity for our drug candidates; outcomes and benefits expected from the Enamine partnership, including the generating and co-branding of new chemical libraries; expected BioHive supercomputer capabilities; the potential for additional partnerships and making data and tools available to third parties; advancements of our Recursion OS, including augmentation of our dataset; outcomes and benefits expected from the Large Language Model-Orchestrated Workflow Engine (LOWE); our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates; our expectation that the assets that will drive the most value for us are those that we will identify in the future using our datasets and tools, and many others. Forward-looking statements made in this presentation are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may not occur as actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q and our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2023. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website (including the company’s ESG report referenced herein) is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. 2

• Pipeline: We believe we are the 1st TechBio company to create a flywheel of programs and rapid cadence of potential pivotal trial readouts • CCM Ph2 readout expected in Q3 2024 • NF2 Ph2 safety & prelim efficacy expected Q4 2024 • FAP Ph2 safety & prelim efficacy expected H1 2025 • AXIN1 or APC mutant cancers Ph2 safety & prelim efficacy expected H1 2025 • C. difficile Infection Ph2 initiation expected in 2024 • RBM39 in HR-proficient cancers IND expected in H2 2024 • Target Epsilon progressing through IND-enabling studies • First of our oncology programs optioned by Roche & Genentech • Dozens of Internal & Partner Programs in early stages Recursion Poised to Hit TechBio Escape Velocity from Competition 3 • Partnerships: We believe we are the 1st TechBio company to sign and execute against industry-leading deals in Bio and Tech • Roche & Genentech: pioneering collaboration, validation program option exercised for first validated hit series in oncology, potential near-term program & map options • Bayer: significant deal value, focused on undruggable oncology, potential near-term program options • Tempus: potential novel NSCLC targets identified within weeks of partnering, potential for large-scale causal AI models to generate target hypotheses across cancer in the near term • NVIDIA: $50M equity investment as of today, deploying what is likely the fastest wholly owned supercomputer in biopharma, first to host foundation models on NVIDIA’s BioNeMo platform • Helix: access to hundreds of thousands of de-identified records, including Helix’s Exome+(R) genomics & longitudinal health data, to train causal AI models and design biomarker & patient stratification strategies across broad disease areas • Business: We believe we have the data, compute, and talent to lead the inevitable shift in the pace and scale of discovery and development Trademarks are the property of their respective owners and used for informational purposes only.

In Brief: The Recursion Value Proposition 4

There is a formula for mapping and navigating complex systems using technology Digital (bits) Data Aggregate and organize data to create digital maps of reality 2 2 Real (atoms) 1 Profile Systems Capture high-dimensional data to create a digital record of reality (things, places, preferences, etc.) 1 Algorithms Navigate digital maps to predict novel relationships, then try them in reality 3 3 5

Data roadblocks make mapping and navigating biology difficult Reproducibility Crisis Multiple studies have shown that the vast majority of published academic literature cannot be recapitulated Analog Standard The fax machine is alive and well in medicine, while in biopharma, study results from CROs are still often reported as PDFs or scanned printouts Siloed Data in Pharma Biopharma has 100s of petabytes of scientific data stored on a project-by- project basis without the meta-data or annotation needed to relate it to other projects or questions in biology ! ! ! ! ! ! ! ! ! ! Trademarks are the property of their respective owners and used for informational purposes only. Baker, M. Irreproducible biology research costs put at $28 billion per year. Nature (2015). https://doi.org/10.1038/nature.2015.17711 6

Algorithms We own and operate one of the fastest supercomputers on earth, allowing us to train LLMs & FMs fit for the purpose of drug discovery Profile Systems We have built and continue to scale among the world’s most prolific automated wet labs Data Each week we digitize millions of our own experiments across multiple layers of biology from cell to animal Improved and scaled clinical pipeline We are building and aggregating purpose-built datasets to map and navigate biology Recursion OS 7

The Recursion OS combines many tools to industrialize drug discovery 8

Screen — Hit ID — Validated Lead — Advanced Candidate — Development Candidate — Industry Recursion Failing faster and earlier to › › spend less › C o st t o IN D ( $ M ) › and go faster 100 80 60 51 80% 75% 85% 100 55 18 55% 32% 62% 7 37% St ag e Ti m e t o V al id at ed L e ad ( m o ) 4 Industry Recursion 9 We believe that, compared to industry averages, our approach enables us to: (i) identify low-viability programs earlier in the research cycle, (i) spend less per program and (iii) rapidly advance program to a validated lead candidate. All industry data has been adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214. The cost to IND has been inflation- adjusted using the US Consumer Price Index (CPI) through 2023. The Recursion data shown for the transition stages and time to validated lead is the average of all Recursion programs since late 2017 through 2023. The Recursion data shown for cost to IND pertains to the actual and projected costs for a novel chemical entity to reach IND. The Recursion OS maps and navigates biology to shift drug discovery from bespoke science to scaled engineering 0 5 10 15 20 25 30 Industry Recursion 0 5 10 15 20 25 30 35 Industry Recursion

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy


Recursion OS

Pipeline

Pipeline Strategy

Build internal pipeline in indications with potential for **accelerated path** to approval

- **Precision Oncology**
- **Rare Disease**

Partnerships

Partnership Strategy

Partner in **complex therapeutic areas** requiring large financial commitment or competitive arbitrage

Leverage partner knowledge and clinical development capabilities

- **Neuroscience***
- **Undruggable Oncology**
- **Other large, intractable areas of biology (e.g., CV/Met)**

Data

Data Strategy

License subsets of data and key tools

Direct generation of new data internally **to maximize pipeline and partnership value-drivers**

- **Licensing**
- **Augment Recursion OS**

**Includes a single oncology indication from our Roche and Genentech collaboration.*

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Recursion

Build internal pipeline in indications with potential for accelerated path to approval Pipeline Strategy Precision Oncology Rare Disease Pipeline Recursion OS Partnerships Data *Includes a single oncology indication from our Roche and Genentech collaboration. We harness value from the Recursion OS with a multi-pronged capital efficient business strategy 11

Our pipeline reflects the scale and breadth of our approach

	Program	Indication	Target	Patient Population	Preclinical	Phase 1	Phase 2	Phase 3	Near-Term Milestones
Rare & Other	**REC-994**	Cerebral Cavernous Malformation	Superoxide	~ 360K[1]	*SYCAMORE*				• Topline readout in Q3 2024
Rare & Other	**REC-2282**	Neurofibromatosis Type 2	HDAC	~ 33K[2]	*POPLAR*				• Preliminary data readout in Q4 2024
Rare & Other	**REC-4881**	Familial Adenomatous Polyposis	MEK	~ 50K[3]	*TUPELO*				• Preliminary data readout in H1 2025
Rare & Other	**REC-3964**	*Clostridioides difficile* Infection	TcdB	~730K					• Phase 2 initiation
Rare & Other	**Epsilon**	Fibrotic Diseases	Undisclosed	~ 50K[4,5,6]					• IND submission
Oncology	**REC-4881**	Advanced AXIN1/APC-mutant Cancers	MEK	~ 104K[7]	*LILAC*				• Preliminary data readout in H1 2025
Oncology	**RBM39**	Advanced HR-Proficient Cancers	RBM39	~ 220K[8]					• IND submission • Phase 1 initiation

More than a dozen discovery and research programs in oncology or with our partners – first program optioned by Roche-Genentech in GI-oncology

All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain, and UK. (1) Prevalence for hereditary and sporadic symptomatic population. (2) Annual US and EU5 incidence for all *NF2*-driven meningiomas. (3) Prevalence for adult and pediatric population. (4) Our program has the potential to address several indications. (5) We have not finalized a target product profile for a specific indication. (6) Incidence for US only. (7) 2L+ drug-treatable population. (8) 2L+ drug-treatable population comprising ovarian, prostate, breast, and pancreatic cancers.

Partnership Strategy Partner in complex therapeutic areas requiring large financial commitment or competitive arbitrage Leverage partner knowledge and clinical development capabilities Undruggable Oncology Other large, intractable areas of biology (e.g., CV/Met) Neuroscience* Pipeline Recursion OS Partnerships Data *Includes a single oncology indication from our Roche and Genentech collaboration. We harness value from the Recursion OS with a multi-pronged capital efficient business strategy 13

Exciting scientific collaborations span biopharma, tech & data

Therapeutic discovery

Neuroscience and a single oncology indication

Roche / Genentech (A Member of the Roche Group)
Announced Dec 2021

- **$150M upfront** and up to or exceeding **$500M in research milestones and data usage options**
- In addition, up to or exceeding **$300M in possible program milestones** for up to **40 programs**
- **First program already optioned**
- **Mid to high single-digit tiered royalties** on net sales

Undruggable oncology targets

BAYER
Announced Sep 2020

Significant Update Announced Nov 2023

- **$30M upfront** and **$50M equity investment**
- Increased per program milestones which may be **up to $1.5B** in aggregate for up to 7 oncology programs
- **Mid single-digit royalties** on net sales
- **Recursion owns all algorithmic improvements**

Platform, Technology and Data

Computation and ML/AI

NVIDIA
Announced July 2023

- **$50M equity investment**
- Partnership on **advanced computation** (e.g., foundation model development)
- **Priority access** to compute hardware or **DGXCloud Resources**
- **Phenom-Beta**, a phenomics-based foundation model from Recursion, now **available on NVIDIA's BioNeMo platform**

Real-world data access

TEMPUS
Announced Nov 2023

- **Preferential access to >20 PBs of real-world, multi-modal oncology data**, including DNA & RNA sequencing and clinical outcome data for >100,000 patients
- Ability to train **causal AI models** with utility in **target discovery, biomarker development & patient selection**
- **Opportunity to accelerate clinical trial enrolment** through broad clinical network

Helix
Announced May 2024

- Access to hundreds of thousands of de-identified records, including Helix's Exome+(R) **genomics & longitudinal health data**, to train **causal AI models** and design **biomarker & patient stratification strategies** across broad disease areas

Cheminformatics and chemical synthesis

Enamine
Announced Dec 2023

- Utilizes Recursion's **predicted protein-ligand interactions for ~36B compounds** from Enamine's REAL Library
- Aim to generate **enriched screening libraries** & co-brand customer offerings

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Trademarks are the property of their respective owners and used for informational purposes only.
Recursion

Pipeline Recursion OS Partnerships License subsets of data and key tools Direct generation of new data internally to maximize pipeline and partnership value-drivers Data Strategy Licensing Augment Recursion OS Data *Includes a single oncology indication from our Roche and Genentech collaboration. We harness value from the Recursion OS with a multi-pronged capital efficient business strategy 15

Recursion

What it takes to make this happen – a new kind of team and culture

Team Members

>500 Employees

>50% Advanced degrees


Life Sciences – biology, chemistry, development, etc.
Technology – data science, software engineering, automation, etc.
Strategic Operations

~43% Female

~55% Male

~1% Non-Binary

Data shown reflective of Q1 2024, gender statistics include participating individuals

Parity Pledge Signer

gender parity and people of color parity


London,
England


Montréal,
Québec
Toronto,
Ontario
Salt Lake City,
Utah
San Francisco,
California

ESG Highlights

- ✓ ESG reporting on **Healthcare and Technology Metrics**
- ✓ **100% of electricity** powering our Biohive-1 supercomputer comes from renewable sources
- ✓ Learn more about Recursion's ESG stewardship: www.recursion.com/esg

Community Impact

altitude lab
Founding Partner,
Life Science Accelerator

biohive
Founding Member,
Life Science Collective

Committed to ESG Excellence

Corporate ESG Performance Prime — Rated by ISS ESG

ESG Industry Top Rated 2024

MSCI ESG Ratings A

on

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Recursion

Our leadership team brings together experience & innovation to lead TechBio

Board of Directors



R Martin Chavez, PHD
Chairman of RXRX,
Board Member of Alphabet,
Vice-Chairman of 6th Street,
Former CFO & CIO of GS



Chris Gibson, PHD
Co-Founder & CEO



Dean Li, MD PHD
Co-Founder of RXRX,
President of Merck Research Labs



Zavain Dar
Co-Founder & Partner of Dimension



Terry-Ann Burrell, MBA
CFO & Treasurer of Beam Therapeutics



Rob Hershberg, MD PHD
Co-Founder, CEO, & Chair of HilleVax, Former EVP, CSO, & CBO of Celgene



Blake Borgeson, PHD
Co-Founder of RXRX



Zachary Bogue, JD
Co-Founder & Partner of Data Collective



Najat Khan, PHD
Chief R&D Officer & Chief Commercial Officer

Executive Team



Chris Gibson, PHD
Co-Founder & CEO



Najat Khan, PHD
Chief R&D Officer & Chief Commercial Officer



Tina Larson
President & COO



Michael Secora, PHD
Chief Financial Officer



David Mauro, MD PHD
Chief Medical Officer



Ben Mabey
Chief Technology Officer



Laura Schaevitz, PHD
SVP & Head of Research



Kristen Rushton, MBA
Chief Business Ops Officer



Nathan Hatfield, JD MBA
Chief Legal Officer



Matt Kinn, MBA
SVP Business Development

Trademarks are the property of their respective owners and used for informational purposes only.

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• Expected Ph2 readouts for AI-discovered programs • CCM readout expected in Q3 2024 • NF2 safety & prelim efficacy expected Q4 2024 • FAP safety & prelim efficacy expected H1 2025 • AXIN1 or APC mutant cancers safety & prelim efficacy expected H1 2025 • Additional Ph2 trial starts • Ph2 FPI for AXIN1 or APC mutant cancers program achieved in Q1 2024 • Part 2 FPI for FAP program achieved in Q2 2024 • Ph2 initiation for C. difficile Infection program expected in 2024 • Potential for additional INDs • HR-proficient cancers RBM39 in H2 2024 • In-licensed program from Bayer (Target Epsilon) for a novel target in fibrotic diseases progressing through IND-enabling studies What to Watch for from Recursion: Potential Near-Term Milestones • Potential for option exercises for map building initiatives and partnership programs • Potential for additional partnership(s) in large, intractable areas of biology (CV/Met) • Potential to make some data and tools available to biopharma and commercial users • Recursion OS moves towards autonomous discovery Strong Financial Position ~$296M in cash Q1 2024 Cash refers to cash and cash equivalents at the end of Q1 2024 18

The Future of TechBio 19

TechBio Origins: Point Solutions Most BioTech companies have built a point solution - they’ve developed a tool, process, model or analysis to accomplish an important step in drug discovery. This is how we started too. But discovering and developing medicines requires hundreds of steps… 20

As these point solutions evolve they increase in complexity and scale

AUTOMATION

High-throughput screening

Our highly automated wet-labs systematically capture images of human cells in response to perturbations (**>250M phenotypic experiments**)



Up to
2.2M experiments
conducted every week

FOUNDATION MODELS

Phenom-1

Models trained on a library of **>2 billion images** and hundreds of millions of parameters learn to extract biologically meaningful signals





Phenomics

PROFILING SYSTEMS

Diverse biological and chemical inputs

We manipulate human cells with CRISPR/Cas9-mediated gene knockouts, compounds, and other reagents

>50 human cell types
~2M physical compounds
>1M transcriptomes sequenced

DIGITIZATION

Maps of Biology & Chemistry

Models infer relationships between all possible combinations of genes and compounds, recapitulating known biology and revealing novel insights



>6 trillion relationships
across multiple biological and chemical contexts

21

Recursion

To truly industrialize drug discovery, point solutions must be integrated as modules across many diverse steps 22

Each module is complex, and we continuously improve them Prioritize compound synthesis for compounds predicted to have high likelihood of suitable pharmacokinetics DMPK In Vivo Validation Establish in vitro-in vivo and in silico-in vivo correlations to minimize experimental toil. ANIMAL PHARMACOKINETICSPre-synthesis Evaluation ENRICH FOR QUALITY A highly automated DMPK module executes critical assays across human and rat contexts. HT ADME Experiments WET LAB Leverage Recursion’s power for structure-based prediction of in vitro assays and in vivo compound profiles Predictive Models LEARNING CYCLES 23

Utilizing each module requires specialized teams and expertise InVivomic prioritization Digitized data collection yields real-time, continuous, and non-invasive data recorded in the animal’s home cage. Data generates high-dimensional assays, and ML connects studies for productivity. Overall, there is a drastic reduction in time, labor, and cost. Industrialized program progression GOING DIGITAL Compound optimization DETERMINING DOSAGE Not tolerated Tolerated ML evaluation of mice against >10 liabilities. Rat and mouse studies with ML-based selection of optimal compound and dose from video. Speed to insight, including tolerability liability Faster readouts for critical studies SPEED & EFFICIENCY 24

We continuously add new modules to improve the Recursion OS

DATASET

>20 PB of real-world patient data

The Tempus partnership provides Recursion with preferential access to multi-modal data for >100,000 oncology patients totaling **>20 PB**.



Clinical
6M+
DNAseq
600K+
RNAseq
160K+
Clinical
TBA
DNAseq
150K
RNAseq
0K
10K DNA
and RNA
TCGA
AACR-GENIE
TEMPUS

COMPUTE

BioHive-2 supercomputer

BioHive-2, Recursion's next generation supercomputer, can analyze Tempus data and run ML oncology models. We believe that BioHive-2's performance may place it in the **top 50 of the next TOP500 list**.



ML trained on Tempus data

APPROACH

Combining forward & reverse genetics

We are using Tempus' scaled multimodal real-world patient data to train AI models for target discovery, biomarker development, and patient selection.



Gene B
Gene A
KRAS
Gene B
Gene A
KRAS
0.0
5.0
10.0
15.0
Known evidence
Known NSCLC driver
Predicted causal
Frequency
Gene B
KRAS
TP53
BRAF
EGFR
Gene A
0.0
0.2
0.4
0.6
0.8
Target score

25

Recursion

The result is a palette of ever-evolving sophisticated modules 26

We use different modules for different tasks: Find NCE for known target 27

We use different modules for different tasks: Find novel target & drug it 28

[ DEMO ] 30 LOWE puts the power of the Recursion OS your fingertips via natural language without any coding expertise required

[ DEMO ] 31 LOWE puts the power of the Recursion OS your fingertips via natural language without any coding expertise required

The Recursion OS is now more than a collection of point solutions accessible to expert users …it is increasingly integrated and accessible via a Discovery User Interface that can be used by any of our scientists from the comfort of their laptop… 32

First-in-Disease Opportunities and Beyond 33

Recursion

Clinical: CCM

SYCAMORE Clinical Trial : REC-994 for CCM Phase 2 Fully Enrolled

PREVALENCE & STANDARD OF CARE

~360,000

Symptomatic US + EU5, >1 million patients worldwide live with these lesions today

>5x larger US patient population than many other rare diseases like Cystic Fibrosis (>31k patients)

No approved therapy

- Most patients receive no treatment or only symptomatic therapy
- Surgical resection or stereotactic radiosurgery not always feasible because of location and is not curative

CAUSE

LOF mutations in genes *CCM1*, *CCM2* & *CCM3*, key for maintaining the structural integrity of the vasculature due to unknown mechanisms

PATHOPHYSIOLOGY & REASON TO BELIEVE

Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptoms

Efficacy in Recursion OS as well as functional validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion number with chronic administration in mice



Vascular malformations (cavernomas)



Julia – living with CCM

KEY ELEMENTS

- Targeting **sporadic and familial symptomatic CCM** patients with *CCM1*, *CCM2*, and *CCM3* mutations
- Superoxide scavenger, small molecule
- Phase 2 readout **expected Q3 2024**
- US & EU **Orphan Drug Designation**
- Oral dosing

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Recursion

Clinical: CCM

SYCAMORE Clinical Trial : REC-994 for CCM Phase 2 Fully Enrolled

Phase 2 trial initiated in Q1 2022

Enrollment Criteria

- MRI-confirmed CCM lesion(s)
- Familial or sporadic
- Symptoms directly related to CCM

Outcome Measures

- Primary: Safety and tolerability
  - Adverse events & symptoms
- Secondary: Efficacy
  - Clinician measured outcomes (CGI and PGI)
  - Imaging of CCM lesions – number, size & rate of change
  - Impact of acute stroke (mRS, NIHSS)
  - Patient reported outcomes (SMSS, PROMIS-29, CCM-HI, symptom questionnaires)
- Exploratory: Biomarkers


Screening & Randomization 1:1:1
Treatment
Follow-up
Enroll ~60
400mg
200mg
Placebo
12 Months Treatment Period
Extension Study
Visits: Days 1 & 2
Months 1, 3, 6, 9 & 12

Trial Update

- Enrollment is complete
- Vast majority of participants who complete 12 months of treatment continue to enter LTE portion
- **Phase 2 readout expected Q3 2024**

Source: https://www.clinicaltrials.gov/ct2/show/NCT05130866?term=recursion&draw=2&rank=3; https://www.SycamoreCCM.com/

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Recursion

Clinical: NF2

POPLAR Clinical Trial : REC-2282 for NF2 Phase 2 Underway

PREVALENCE & STANDARD OF CARE

~33,000 **Treatable US + EU**

No approved therapy

- There are no approved drugs for NF2
- Surgery is standard of care (when feasible)
- Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty

CAUSE

LOF mutations in NF2 tumor suppressor gene, leading to deficiencies in the tumor suppressor protein merlin

PATHOPHYSIOLOGY & REASON TO BELIEVE

Inherited rare **CNS tumor syndrome** leading to loss of hearing and mobility, other focal neurologic deficits

Efficacy in Recursion OS, cellular, and animal models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors

KEY ELEMENTS

- Targeting **familial and sporadic NF2 meningioma** patients
- HDAC inhibitor, small molecule
- Oral dosing
- Phase 2 readout **expected Q4 2024**
- **Fast-Track** and US & EU **Orphan Drug Designation**



Intracranial meningiomas



Ricki – living with NF2

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POPLAR Clinical Trial : REC-2282 for NF2 Phase 2 Underway Phase 2/3 trial initiated in Q2 2022 Outcome Measures Enrollment Criteria • MRI-confirmed progressive meningioma • Either of the below • Sporadic meningioma with confirmed NF2 mutation • Confirmed diagnosis of NF2 disease • Primary: Safety and tolerability • Progression-free survival • Time to progression • Duration of response • Overall response rate https://clinicaltrials.gov/ct2/show/NCT05130866 Clinical: NF2 Screening & Randomization 1:1 Treatment Follow-up Agreement on Phase 3 registration plans FDA Mtg Phase 2 (Cohort A) Phase 3 (Cohort B) Interim Analysis ▪ At 50% of events ▪ For Sample size re-estimation (i.e., adaptive design) • Enrollment expected to complete in Q2 2024 • Phase 2 readout (safety & preliminary efficacy) expected in Q4 2024 Trial Update 37 Enroll 60 26 Month Tx Period Extension Study 6-month Tx Period (Interim Analysis) Extension Study 60 mg TIW 40 mg TIW Enroll 23 adults ▪ Go/No-go to Ph3 ▪ Safety/Tolerability ▪ PK ▪ PFS Cohort A Final Data

Recursion

Clinical: FAP

TUPELO Clinical Trial : REC-4881 for FAP Phase 1b/2 Underway

PREVALENCE & STANDARD OF CARE

~50,000 Diagnosed US + EU5

No approved therapy

- Colectomy during adolescence (with or without removal of rectum) is standard of care
- Post-colectomy, patients still at significant risk of polyps progressing to GI cancer
- Significant decrease in quality-of-life post-colectomy (continued endoscopies, surgical intervention)

CAUSE

Inactivating mutations in the tumor suppressor gene *APC*

PATHOPHYSIOLOGY & REASON TO BELIEVE

Polyps throughout the GI tract with extremely high risk of malignant transformation

Efficacy in the Recursion OS showed specific MEK 1/2 inhibitors had an effect in context of *APC* LOF. Subsequent APC^{min} mouse model showed potent reduction in polyps and dysplastic adenomas

KEY ELEMENTS

- Targeting **classical FAP patients (with *APC* mutation)**
- MEK inhibitor, small molecule
- Oral dosing
- FPI for Part 2 **achieved in Q2 2024**
- **Fast-Track** and US & EU **Orphan Drug Designation**



Polyps Found in Colon and Upper GI Tract

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Recursion

Clinical: FAP

TUPELO Clinical Trial : REC-4881 for FAP Phase 1b/2 Underway

Part 2 Enrollment Commenced

Enrollment Criteria

- Confirmed *APC* mutation
- ≥ 55 years old
- Post-colectomy/proctocolectomy
- No cancer present
- Polyps in either duodenum (including ampulla of vater) or rectum/pouch

Outcome Measures

- Primary:
  - Safety & Tolerability
  - Change from baseline in polyp burden at 12 weeks
  - RP2D
- Secondary:
  - PK/PD


Screening & Treatment
Part 2
Single agent REC-4881 Dose Escalation
Safety
Tolerability
PK/PD
Recommended Phase 2 Dose
Dose Expansion at RP2D
Futility Assessment
Go/No-Go
12 mg QD (n ≤ 6)
8 mg QD (n ≤ 6)
4 mg QD (n ≤ 6)

Trial Update

- 5 FAP patients treated in Part 1
- 4mg dose appears pharmacologically active
- **Phase 2 initial readout expected H1 2025**

https://clinicaltrials.gov/ct2/show/NCT05552755

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Recursion

Clinical: AXIN1 or APC

LILAC Clinical Trial : REC-4881 for *AXIN1* or *APC* mutant cancers Phase 2

PREVALENCE & STANDARD OF CARE

~104,000 **Treatable US + EU5**

Substantial need for developing therapeutics for patients harboring mutations in *AXIN1* or *APC*, as **these mutations are considered undruggable**

To our knowledge, REC-4881 is the **only industry sponsored small molecule therapeutic** designed to enroll solid tumor patients harboring mutations in *AXIN1* or *APC*

CAUSE

LOF mutations in *AXIN1* or *APC* tumor suppressor genes

PATHOPHYSIOLOGY & REASON TO BELIEVE

Alterations in the WNT pathway are found in a **wide variety of tumors** and confer poor prognosis and resistance to standard of care

Efficacy in the Recursion OS and favorable results in PDX models harboring *AXIN1* or *APC* mutations vs wild-type leading to a significant PFS benefit in HCC and Ovarian tumors

KEY ELEMENTS

- Targeting ***AXIN1* or *APC* mutant cancers**
- MEK inhibitor, small molecule
- Oral dosing
- Phase 2 initiated late 2023
- **FPI achieved Q1 2024**
- Initial **readout expected H1 2025**



Gross morphology of HCC

40

Recursion

Clinical: AXIN1 or APC

LILAC Clinical Trial : REC-4881 for *AXIN1* or *APC* mutant cancers Phase 2

FPI achieved Q1 2024

Enrollment Criteria

- Unresectable, locally advanced, or metastatic cancers
- ≥ 55 years old
- *AXIN1* or *APC* mutation confirmed by NGS (tissue or blood)
- CRC patients must be *RAS / RAF* wildtype
- No MEK inhibitor treatment within 2 months of initial dose
- ≥ 1 prior line of therapy
- ECOG PS 0-1

Outcome Measures

- Primary
  - Safety/tolerability
  - ORR (RECIST 1.1)
- Secondary
  - PK
  - Additional efficacy parameters



Screening & Treatment
Part 1
Part 2
Safety Assessment
(AXIN1 and/or APC)
12 mg REC-4881 QD
RP2D
AXIN1
(n=10)
APC
(n=10)
Futility Assessment
Futility Assessment
Once 10 pts enrolled in each cohort with ≥ 1 scan post-baseline
AXIN1
(n=10)
APC
(n=10)

Trial Update

- Utilizing Tempus and FMI solutions for patient identification
- **Phase 2 initial readout expected H1 2025**

https://clinicaltrials.gov/ct2/show/NCT06005974

41

Recursion

Clinical: *C. difficile*

Clinical Trial : REC-3964 for *C. difficile* Phase 1 Study Complete

PREVALENCE & STANDARD OF CARE

~730,000 **Diagnosed US + EU5**

Standard of care includes antibiotic therapies which can further impair gut flora, and lead to relapse

CAUSE

***C. difficile* toxins from colonizing bacterium** causes degradation of colon cell junction, toxin transit to bloodstream, and morbidity to host

KEY ELEMENTS

- Selective *C. difficile* toxin inhibitor, small molecule
- **Non-antibiotic approach** with potential for combination with SOC and other therapies
- Designed for **selective antitoxin pharmacology** to target infection
- Phase 1 HV study complete

PATHOPHYSIOLOGY & REASON TO BELIEVE

Highly recurrent infectious disease with severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death



Recursion OS identified a new chemical entity for recurrent *C. difficile* infection and potentially prophylaxis via glycosyl transferase inhibition with potential to be orally active



TRIAL UPDATE

- **Phase 1 PK study complete** in healthy volunteers
- REC-3964 was **well tolerated** and all AEs were Grade 1
- Expect to **initiate Phase 2 proof-of-concept study** in **2024**



Colleen – lived with rCDI

42

Screening Randomization & Treatment • NHV DDI study will precede initiation of Phase 2 POC • Study designed to rapidly demonstrate proof of concept • Phase 2 initiation expected in 2024 Trial Update 43 Planned Proof of Concept Phase 2 Design Clinical: C. Difficile REC-3964 250 mg orally BID REC-3964 500 mg orally BID Observational R 2:1:1 N=80 Patients with confirmed CDI Vancomycin Orally for 14 days Follow Up Patients with symptom resolution Outcome Measures • High-risk of CDI • ≥3 bowel movements in 24 hours • Confirm CDI using EIA (toxin) • No fulminant CDI • No history of chronic diarrheal illness due to other causes • Primary • Rate of recurrence • Secondary • Additional efficacy measures • Safety / tolerability • PK Enrollment Criteria

Preclinical: RBM39

Recursion

RBM39: Advanced HR-Proficient Cancers

GOAL	Identify potential first-in-class tumor-targeted precision therapeutic NCE with novel MOA capable of potentially treating HR-proficient cancers
INSIGHT FROM OS	Inhibition of target RBM39 (previously referred to as Target γ) may mimic the inhibition of CDK12 while mitigating toxicity related to CDK13 inhibition
FURTHER CONFIDENCE	A Recursion-generated NCE showed single agent efficacy that is enhanced in combination with Niraparib in a BRCA-proficient PDX model
NEXT STEPS	IND submission expected in H2 2024, anticipate initiating a Phase 1 open label study in participants with relapsed/refractory cancer


CDK13
0.1 µM
0.25 µM
1.0 µM
2.5 µM
RBM39
CDK12
Similar
Opposite
CDK12
RBM39
2.5 µM
1.0 µM
0.25 µM
0.1 µM
CDK13
REC-1170204

BRCA-proficient ovarian cancer PDX

OV0273 (PDX) in-vivo efficacy


Tumor Volume (Log2 mm³)
4096
1024
256
64
16
0
10
20
30
Days Post Inoculation
****
**
****

Survival data


Treatment Ends
Probability of Survival
100
50
0
0
20
40
60
80
Days Post Inoculation
***
5/8 CRs
*
2/8 CRs
Vehicle
Niraparib
REC-204 100 mpk
REC-204 100 mpk + Niraparib

*Note: in the OV0273 PDX model, mice were treated with a representative lead molecule REC-1170204 (100 mg/kg, BID, PO) ± Niraparib (40 mg/kg, QD, PO) for 28 days. Single agent REC-1170204 or in combination with Niraparib resulted in a statistically significant response vs either Niraparib or vehicle arms. In addition, there was a statistically significant improvement in survival > 30 days post final dose. *p<0.05, ** p<0.01, **** p<0.0001*

44

Target Epsilon: Novel Approach for Fibrotic Diseases Preclinical: Undisclosed Indication in Fibrosis Healthy StateDiseased State Reversal of Fibrocyte Differentiation Assay Identify a potential first-in-class therapeutic NCE with a novel MOA capable of reversing disease-related fibrotic processes Recursion-generated hits show concentration-dependent rescue in a disease relevant human PBMC assay and phenomimic genetic KO of Target Epsilon Compelling efficacy demonstrated in a gold standard animal model of a fibrotic disease with significant unmet need Progressing through IND-enabling studies with IND submission expected in the near-term GOAL INSIGHT FROM OS FURTHER CONFIDENCE NEXT STEPS + Pentraxin-2 • Differentiation of human PBMCs into fibrocytes can be reversed by Pentraxin-2, a tissue repair protein, to mimic a healthy state • Phenotypic features of healthy state can be replicated by small molecule rescue REC-1169575 demonstrated concentration dependent rescue in the human fibrocyte phenotypic assay 11 REC-1169575 mimicked CRISPR-KO of Epsilon at low doses and validated in a target Epsilon engagement assay 2 0.25 µM 0.1 µM Epsilon 2 Similar Opposite REC-1169575 significantly reduced collagen in a gold standard animal model of fibrotic disease 33 1. Disease Score of 1.0 reflects “disease state” while disease score of 0.0 reflects “healthy state.” 2. Target Epsilon NanoBRET assay. 3. REC-1169575 administered 50 mg/kg BID PO. Differences between groups analyzed using Kruskal-Wallis test (*p< 0.05).

Appendix 46

New programs are initiated automatically by LLMs tuned to act on Recursion data arbitrage

Our method uncovers innovative targets that we believe provide a **differentiated therapeutic potential for oncology R&D**

LLMs harness Public Datasets such as:

- Cancer Dependency Map
- Open Targets
- TCGA
- CCLE
- COSMIC

LLMs harness RXRX Proprietary Datasets such as:

- Phenomap inferences
- Matchmaker assessments
- Invivomics experiments
- ADME predictions
- Compound promiscuities



High
Low
Oncology Relevance Score PUBLIC DATA
PIK3CA
BRAF
JAK1
MTOR
EGFR
EZH2
KRAS
Targets with Approved Drugs[1]
All other Potential Targets
Low
High
Oncology Relevance Score RXRX PROPRIETARY DATA

We expect to initiate 300 exploratory programs in 2024 from this space, where our proprietary data provides a distinct arbitrage, with significant human effort reserved for novel relationships that confirmed and validated on our platform. Previously, over 40 FTEs were deployed to explore our maps and public data manually to initiate programs.

[1] Ochoa, D. et al. Nucleic Acids Research. (2023).

47

Recursion

← All Human Genes with Significant Effects in this Cellular Context →
← All Human Genes with Significant Effects in this Cellular Context →

Recursion

Genome-scale mapping

This is a **whole-genome arrayed CRISPR knock-out Map** generated in primary human endothelial cells

Every gene is represented in a pairwise way (each is present in columns and rows)

Dark Red indicates phenotypic similarity according to our neural networks while **Dark Blue** indicates phenotypic anti-similarity (which in our experience often suggests negative regulation)

We can add the phenotypes of hundreds of thousands of small molecules at multiple doses and query and interact with these maps using a web application

Thousands of examples of known biology and chemistry




48

One such example – the JAK / STAT pathway clustered by strength of interaction, including both similar genes (red) and opposite genes (blue) Can wade into areas of novel biology and chemistry… 49 JAK1 TNKS1BP1 PPP1R9B PHF13 SOCS3 PRKCH MEGF8 ASB7 SLC39A1 DOCK9 ZMYM3 FAM49B STK24 YWHAB IL6ST IL6R STAT3 IL6 JA K 1 IL 6 ST A T3 IL 6 R IL 6 ST YW H A B ST K 2 4 FA M 4 9 B ZM YM 3 TN K S1 B P 1 P P P 1 R 9 B P H F1 3 SO C S3 P R K C H M EG F8 A SB 7 SL C 3 9 A 1 D O C K 9

Recursion

COVID-19 research: Recursion OS correctly predicted 9 of 10 clinical trials

Drug	Prediction	Correct?
Hydroxychloroquine	Negative	✓
Lopinavir	Negative	✓
Ritonavir	Negative	✓
Remdesivir	Positive	✓
Baricitinib	Positive	✓
Tofacitinib	Positive	✓
Fostamatinib	Positive	✓
Ivermectin*	Negative	✓
Fluvoxamine	Negative	✓
Dexamethasone	Negative	x

** Recursion did not screen ivermectin but did screen the related compounds selamectin and doramectin. Both of these tested negative; consequently, ivermectin was not expected to have efficacy. Fostamatinib recently read out positive Ph3 results in COVID but was discontinued in ACTIV-4.*

https://www.biorxiv.org/content/10.1101/2020.04.21.054387v1

- Recursion conducted several AI-enabled experiments in **April 2020** to investigate therapeutic potential for COVID-19
- Included FDA-approved drugs, EMA-approved drugs, and compounds in late-stage clinical trials for the modulation of the effect of SARS-CoV-2 on human cells
- Experiments were compiled into the **RxRx19 dataset** (860+ GB of data) and **made publicly available** to accelerate the development of methods and pandemic treatments.


ORIGINAL ARTICLE
Effect of Hydroxychloroquine in Hospitalized Patients with Covid-19
The NEW ENGLAND JOURNAL of MEDICINE
Dexamethasone in Hospitalized Patients with Covid-19
The NEW ENGLAND JOURNAL of MEDICINE
Remdesivir for the Treatment of Covid-19 — Final Report
The NEW ENGLAND JOURNAL of MEDICINE
Baricitinib plus Remdesivir for Hospitalized Adults with Covid-19
Lopinavir–ritonavir in patients admitted to hospital with COVID-19 (RECOVERY): a randomised, controlled, open-label, platform trial
RECOVERY Collaborative Group*

50

REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformations (CCM) Target / MOA Superoxide Scavenger Molecule Type Small Molecule Lead Indication(s) Cerebral Cavernous Malformations Status Phase 2 Designation(s) US & EU Orphan Drug Source of Insight Recursion OS

52 • Large unmet need for a novel nonsurgical treatment • Vascular malformations (cavernomas) in the brain and spinal cord • High-risk for hemorrhage creates “ticking time bomb” • Progressive increase in CCM size and number over time in those with familial disease • Debilitating symptoms, including intractable seizure, intracerebral hemorrhage, focal neurological deficits Description “Historically, cavernomas have been managed primarily with observation, surgical resection, and occasionally radiotherapy. However, for a number of reasons, many patients with cavernomas must endure a life with neurologic symptoms” - Ryan Kellogg, MD, Investigator at the University of Virginia Disease Overview : Cerebral Cavernous Malformations (CCM) 52 Clinical: CCM

Recursion

Clinical: CCM

Disease Overview : Cerebral Cavernous Malformations (CCM)



Julia – living with CCM

Patient Population – Large and Diagnosable

- **>1 million patients** worldwide live with these lesions today
- Caused by loss of function mutation in one of three genes: *CCM1* (60%), *CCM2* (20%), and *CCM3* (20%)
- Inherited autosomal dominant mutation in 30-40%; or sporadic
- US symptomatic population is more than 5 times larger than other rare diseases like **Cystic Fibrosis** (>31k patients) and **Spinal Muscular Atrophy** (>33k patients)

No Approved Medical Therapy

- **No approved drugs** for CCM
- Most patients receive **no treatment** or only **symptomatic therapy**
- Surgical resection or stereotactic radiosurgery not always feasible because of location of lesion and is not curative

~360,000 Symptomatic US + EU5 patients

Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221.

53

Recursion

Clinical: CCM

Disease Overview : CCM is an Under-Appreciated Orphan Disease

Non-oncology Orphan Indication	Product	U.S. + EU5 Prevalence
Cerebral cavernous malformation (CCM)	REC-994 (Recursion)	>1,800,000 (Symptomatic: ~360,000)
Idiopathic pulmonary fibrosis (IPF)	Esbriet (pirfenidone)	>160,000
Cystic fibrosis (CF)	VX-669/ VX-445 + Tezacaftor + Ivacaftor - Vertex	>55,000
Spinal muscular atrophy (SMA)	SPINRAZA (nusinersen)	>65,000

Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221; Maher T, et al Global incidence and prevalence of idiopathic pulmonary fibrosis. Respir Res. 2021 Jul 7;22(197). Doi: 10.1186/s12931-021-01791-z. PMID: 34233665. DRG 2022 Solutions, Report: Epidemiology, Cystic Fibrosis. CDC: SMA

54

55 • Symptoms associated with both increased size of lesions, but also inflammation or activation of lesions within the immunoprivileged environment of the brain • Lesions arise from the capillary bed and are not high-pressure (e.g., the lesion growth is unlikely to be primarily driven by the law of Laplace) • The Recursion Vascular Stability Hypothesis: • Eliminating the lesions may not be required for significant patient benefit • Slowing or halting the growth of the lesions while mitigating lesion leakiness and endothelial cell activation to halt the feed-forward inflammatory reaction may mitigate some symptoms and be beneficial to patients Novel therapeutic approach Therapeutic Approach to Cerebral Cavernous Malformations (CCM) 55 Clinical: CCM

Recursion

Clinical: CCM

CCM – Applied prototyping of the Recursion OS


2100 Compounds
Primary Screen
High-Content Structural Analysis
Scrambled Control or CCM2 siRNA
HMVEC-D
Compound treatment
High-throughput imaging
Automated analysis
38 Compounds
Secondary Screen
Transcellular Resistance Functional Analysis
siCTRL or siCCM2
HMVEC-D
ECIS analysis
7 Compounds
Table 1
Tertiary Screen
Modified Miles Assay-Acute Dermal Permeability
Drug
EBD
2 Compounds
Quaternary Screen
Chronic Treatment MRI analysis
Treated food or water
MRI


siCTRL
siCCM2
siCCM2 + Simvastatin
siCCM2 + Cholecalciferol
siCCM2 + REC-994

Using an early version of our Recursion OS in an academic setting, we identified about 39 molecules out of 2,100 screened that according to a machine learning classifier rescued a complex unbiased phenotype associated with CCM2 loss of function.

Through a set of follow-on confirmatory assays of increasing complexity, REC-994 stood out as one of two compounds we tested in a 5-month chronic CCM animal model where both compounds demonstrated significant benefit.

Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015

56

Recursion

Clinical: CCM

REC-994 – Mechanism of Action


Healthy
Plasma Membrane
CCM1
CCM2
FOX01
SOD2
Nucleus
SOD2
02-
H2O2
Mitochondria
eNOS
NO
CCM
Plasma Membrane
CCM1
FOX01
SOD2
Nucleus
02-
H2O2
Mitochondria
eNOS
NO
ONOO
REC-994 Impact
Plasma Membrane
CCM1
FOX01
SOD2
Nucleus
02-
H2O2
REC-994
Mitochondria
eNOS
NO

By regulating SOD2, CCM1 (KRIT1) & CCM2 suppress:

- Endothelial cell activation
- Smooth muscle proliferation
- Leukocyte adhesion
- Platelet aggregation

***CCM1* or *CCM2* loss of function leads to activated endothelium:**

- Decreased cell-cell junctional integrity and increased monolayer permeability
- Impaired vasodilation
- Cavernous angioma formation

Dosing of REC-994 restores normal function:

- Normalized ROS balance
- Restores quiescent endothelial cell state
- Stabilizes endothelial barrier function

Adapted from REC-994 Investigator Brochure

57

58 Further Confidence : Preclinical Studies Validate Insight Source: Data above from Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 or Recursion internal data (Ccm1 mouse model) Preclinical Studies: REC-994 reduces lesion burden and ameliorates vascular defects in genetic mouse models of CCM Vascular permeability is a clinically relevant feature of CCM lesions REC-994 stabilizes the integrity of vasculature against challenges to permeability Clinical: CCM Reduces lesion number and size in Ccm1 and Ccm2 LOF mouse models1 Completely rescues acetylcholine-induced vasodilation defect2 Rescues dermal permeability defect in CCM2 mice3 Lesion size (mm2) Ccm1 LOF Model ecKO + REC-994 WT ecKO % V as o d ila ti o n Acetylcholine [Log M] 58 Lesion size (mm2) Ccm2 LOF Model * * * DMSO control REC-994 Ccm2 WT Ccm2 ecKO D e rm al P e rm e ab ili ty (A b so rp ti o n , A U ) *

Further Confidence : Clinical Studies Indicate Favorable Safety Profile REC-994 Phase 1 Studies - well-tolerated with no dose-dependent adverse events in SAD and MAD Clinical: CCM MAD Study Placebo 50 mg 200 mg 400 mg 800 mg Total Number of TEAEs Total Subjects with ≥ one TEAE 5 4 0 0 10 3 4 3 15 4 Severity Mild Moderate Severe 3 1 0 0 0 0 3 0 0 3 0 0 3 1 0 Relationship to Study Drug None Unlikely Possibly Likely Definitely 3 1 0 0 0 0 0 0 0 0 0 1 0 2 0 2 1 0 0 0 1 2 0 1 0 Total Number of SAEs Total Subject with ≥ one TEAE Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Source: REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformation (CCM) Phase 1 SAD and MAD Study Results. Oral Presentation at Alliance to Cure Scientific Meeting. 2022 Nov 17 59

60 Target Product Profile: Drug-like properties support oral dosing QD. Therapeutic exposures achievable in humans Well-tolerated with no DLTs or SAEs in Phase 1. No treatment-related discontinuations REC-994 for Symptomatic Cerebral Cavernous Malformations (CCM) Differentiated mechanism of action. Decreases ROS and oxidative stress Population not restrictive. Targeting both sporadic and familial patients

61 REC-994 for Cerebral Cavernous Malformations (CCM) • First therapeutic candidate advanced to an industry-sponsored Phase 2 trial (SYCAMORE) for CCM • Partnered with leading KOLs at University of Rochester to develop a CCM PRO instrument for clinical trials • Putative MOA decreases ROS and oxidative stress to rescue pathogenetic endothelial dysfunction Program Overview First-in-disease potential in CCM with a first-in-class orally bioavailable small molecule superoxide scavenger Clinical Updates • Favorable safety and tolerability profile in Phase 1 dose-escalation with no DLTs and no SAEs • Phase 2 trial fully accrued ahead of schedule in June 2023, enrolling 62 symptomatic CCM patients • Vast majority of patients treated with REC-994 for ≥ 12 months continue to opt into LTE portion Near-term Catalysts • Phase 2 readout (safety, preliminary efficacy, pharmacokinetics) expected Q3 2024 • Results from Phase 2 expected to inform defined registration path with guidance from FDA Commercial Opportunity • ~360,000 symptomatic CCM patients living in US and EU5 with no pharmacological agents approved • Favorable competitive landscape with REC-994 2+ years ahead in development IP & Exclusivity • ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval • Method of use patents provide protection until 2035 (excluding extensions)

REC-2282 for the Treatment of Progressive Neurofibromatosis Type 2 (NF2) Mutated Meningiomas Target / MOA HDAC Inhibitor Molecule Type Small Molecule Lead Indication(s) NF2 Mutated Meningiomas Status Phase 2/3 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

Recursion

Clinical: NF2

Disease Overview : Neurofibromatosis Type 2 (NF2)



Ricki – living with NF2

Patient Population – Large and Diagnosable

- Rare autosomal dominant tumor syndrome resulting from biallelic inactivation of the *NF2* gene which leads to deficiencies in the tumor suppressor protein merlin
- **NF2 can be inherited or spontaneous** (>50% of patients represent new mutations); up to 1/3 are mosaic
- CNS manifestations: meningiomas and vestibular schwannomas; mean age at presentation: **~20 years**

No Approved Medical Therapy

- **No approved drugs** for NF2
- **Surgery** is standard of care (when feasible)
- Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty

Source: https://rarediseases.org/rare-diseases/neurofibromatosis-2

63

Recursion

Clinical: NF2

Disease Overview : Neurofibromatosis Type 2 (NF2) Meningiomas

- Most tumors are benign and slow growing but location in CNS leads to serious morbidity or mortality
- Prognosis is adversely affected by early age at onset, a higher number of meningiomas and having a truncating mutation

Intracranial Meningioma



>66,000 Patients have Meningiomas


~6,000 NF2 Patients have Meningiomas (Familial)
~27,000 Patients who have Meningiomas that Harbor NF2 Mutations (Sporadic)

~33,000

Treatable US + EU5 patients

- Threatens mortality; if amenable, surgical excision is primary intervention
- Many patients have multiple meningiomas that exhibit heterogenous behavior and asynchronous growth
- **Stasis or shrinkage of tumor could improve prognosis**

Source: Pemov, et al. Comparative clinical and genomic analysis of neurofibromatosis type 2-associated cranial and spinal meningiomas. Nature. 2020 Jul 28;10(12563). Doi: https://doi.org/10.1038/s41598-020-69074-z; NORD

64

Recursion

Clinical: NF2

Insight from OS : REC-2282 Rescued Loss of *NF2*



Sick
Healthy
Drug
REC-2282
1 μM
Healthy Cells
NF2 knockdown cells
Side Effect Score Median
Disease Score Median
50
40
30
20
10
0
-10
-0.2
0
0.2
0.4
0.6
0.8
1
1.2

REC-2282 identified as rescuing HUVEC cells treated with NF2



Control
NF2 siRNA

HUVEC, human umbilical vein endothelial cells; NF2, neurofibromatosis type 2; siRNA, small interfering RNA.

65

Recursion

Clinical: NF2

REC-2282 – Mechanism of Action

Orally Bioavailable, CNS-penetrating, Small Molecule HDAC Inhibitor


1
2
3
Plasma Membrane
RTK
Merlin
PI3K
?
P AKT
PP1
P mTORC1
PP1
eIF4F
HDAC
Normal cell proliferation and survival
Constitutive activation is independent of extracellular factors and does not respond to biochemical signals that would normally regulate activity
Merlin
P AKT
P mTORC1
eIF4F
Cell proliferation and survival
Merlin
AKT
PP1
mTORC1
PP1
eIF4F
HDAC
REC-2282
Cell proliferation and survival

1. NF2 encodes for the protein Merlin and negatively regulates mTOR signaling
2. Loss of Merlin leads to increased signaling in the PI3K/AKT/mTOR pathway
3. Oncogenic mTOR signaling arrested with HDAC inhibitors

AKT, protein kinase B; eIF4F, eukaryotic initiation factor 4F; HDAC, histone deacetylase; mTor, mammalian target of rapamycin; mTORC1; mammalian target of rapamycin complex 1; NF2, neurofibromatosis type 2; PI3K, phosphoinositide 3-kinase; PP1, protein phosphate 1; Ras, reticular activating system.

66

67 REC-2282 preclinical studies demonstrated clear in-vivo efficacy in multiple NF2 tumor types Shrinks vestibular schwannoma xenografts in nude mice Prevents growth & regrowth of NF2- deficient meningioma model in mice Vehicle % Change tumor vol. REC-2282 % Change tumor vol. % c h an ge in t u m o r vo lu m e fr o m b as e lin e M R I % c h an ge in t u m o r vo lu m e fr o m b as e lin e M R I Further Confidence : Preclinical Studies Validate Insight Clinical: NF2 https://link.springer.com/article/10.1007/s00280-020-04229-3 2 0% 10% 30% 60% -20% -40% 20% 40% 50% -10% -30% -50% 0% 10% -20% -40% -10% -30% -50% 67 1

• Evaluable Patients: CNS Solid Tumors: NF2 N=5; Non-CNS Solid Tumors: N=10 • PFS: CNS solid tumors = 9.1 months; Non-CNS solid tumors = 1.7 months • Best overall response = SD in 8/15 patients (53%; 95% CI 26.6–78.7) • Longest duration of follow-up without progression: > 27 months (N=1) • Most common AEs: cytopenia, fatigue, nausea Further Confidence : Prior Studies of REC-2282 Suggest Potential Therapeutic Benefit 0 1 2 3 4 5 6 7 8 9 10 Overall Non-CNS solid tumors CNS solid tumors Months Progression-Free Survival 9.1m 1.7m 3.6m Clinical: NF2 Well understood clinical safety ... Multiple investigator-initiated studies in oncology indications Lengthy human clinical exposure in NF2 – multiple patients on drug for several years Well-characterized side effect profile … with a drug-like profile Established and scalable API manufacturing process Multiple cGMP batches of 10mg and 50mg tablets have been manufactured Excellent long-term stability 68

Recursion

Clinical: NF2

REC-2282 Appears Well Suited for NF2 vs Other HDAC Inhibitors

REC-2282 Would be First-In-Disease HDAC Inhibitor for Treatment of NF2 Meningiomas


Targets AKT Pathway? [3]
Has CNS Exposure? [3]
Oral ROA (vs. IV) [3]
Low/No QTc Liability [1,2,3]
HDAC Inhibitors
REC-2282
VORINOSTAT
BELINOSTAT
ROMIDESPSIN

[1] Sborov DW, et al. A phase 1 trial of the HDAC inhibitor AR-42 in patients with multiple myeloma and T- and B-cell lymphomas. Leuk Lymphoma. 2017 Oct;58(10):2310-2318.
[2] Collier KA, et al. A phase 1 trial of the histone deacetylase inhibitor AR-42 in patients with neurofibromatosis type 2-associated tumors and advanced solid malignancies. Cancer Chemother Pharmacol. 2021 May;87(5):599-611.
[3] Prescribing Information of Vorinostat/Belinostat/Romidepsin respectively

69

70 Target Product Profile: Preliminary evidence of PK/PD in Phase 1. First-in-disease potential Differentiated profile versus other HDACs. Low/minimal QTc prolongation observed Well-established safety profile. 50+ patients exposed across 4 ISTs Brain-penetrant and orally bioavailable. Preferential distribution into CNS tissues REC-2282 for Progressive Neurofibromatosis Type 2 (NF2) Associated Meningioma

71 REC-2282 for Neurofibromatosis Type 2 (NF2) • Orally bioavailable small molecule inhibitor of class I and class IIB HDACs in Phase 2/3 (POPLAR) trial • Unique MOA that disrupts PP1-HDAC interface, attenuating pathophysiologic p-AKT without affecting total AKT • Fast Track Designation in NF2 mutant meningioma granted by FDA in 2021 Program Overview First-in-disease opportunity in NF2 with a potential best-in-class HDAC inhibitor Clinical Updates • Cohort A (Phase 2) enrollment ongoing targeting ~ 23 adults • Early Phase 1 study demonstrated mPFS of 9.1 months in patients with CNS tumors, including 5 NF2 patients • Therapeutic concentrations of REC-2282 achieved in plasma and CNS tumors in early Phase 1 studies Near-term Catalysts • Expected to complete Cohort A enrollment in adults in Q2 2024 • Phase 2 readout (safety, preliminary efficacy, pharmacokinetics) expected Q4 2024 Commercial Opportunity • ~ 33,000 NF2-associated meningioma patients in US and EU5 eligible for treatment with no approved therapies • Potential to expand into additional NF2 mutant populations including mesothelioma, MPNST and EHE IP & Exclusivity • ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval • Composition of matter patent provides protection until 2030 (excluding extensions)

REC-4881 for the Treatment of Familial Adenomatous Polyposis (FAP) Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Familial Adenomatous Polyposis Status Phase 1b/2 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

Recursion

Clinical: FAP

Disease Overview : Familial Adenomatous Polyposis



Polyps Found in Colon and Upper GI Tract

Patient Population – Easily Identifiable

- Autosomal dominant tumor predisposition syndrome caused by a mutation in the APC gene
- Classic FAP (germline mutation) :
  - Hundreds to thousands of polyps in colon and upper GI tract
  - Extraintestinal manifestations (e.g., desmoid tumors)
  - 100% likelihood of developing colorectal cancer (CRC) before age 40, if untreated

~50,000 Diagnosed US + EU5 patients

https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis

73

74 Disease Overview : Familial Adenomatous Polyposis – Standard of Care No Approved Medical Therapy • Standard of care: colectomy during adolescence (with or without removal of rectum) • Post-colectomy, patients still at significant risk of polyps progressing to GI cancer • Significant decrease in quality-of-life post-colectomy: continued endoscopies and surgical intervention Polyps on mucosal membrane of colon Cross section of colon and rectum Multiple polyps in the colon Sigmoidoscope Scope view Clinical: FAP “Despite progress with surgical management, the need for effective therapies for FAP remains high due to continued risk of tumors post-surgery” - Niloy Jewel Samadder, MD, Mayo Clinic https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis 74

75 REC-4881 rescued phenotypic defects of cells with APC knockdown 0.1 µM REC-4881 Insight from OS : Rescued Loss of APC, Inhibited Tumor Growth • Compared to thousands of other molecules tested, REC-4881 rescued phenotypic defects substantially better (including better rescue than other MEK inhibitors) for APC specific knockdown • Findings validated in tumor cell lines and spheroids grown from human epithelial tumor cells with APC mutation • 1,000x more selectivity in tumor cell lines with APC mutation • Inhibited growth and organization of spheroids APC knockdown cellsHealthy Cells Clinical: FAP 75

76 Jeon, WJ, et al. (2018). Interaction between Wnt/β-catenin and RAS-ERK pathways and an anti-cancer strategy via degradations of β-catenin and RAS by targeting the Wnt/β-catenin pathway. npj Precision Oncology, 2(5). 3 3 REC-4881 inhibits MEK 1/2 and recovers the destabilization of RAS by the β-Catenin destruction complex, restoring the cell back to a Wnt-off like state 2 1 Orally Bioavailable, Small Molecule MEK Inhibitor Disease State REC-4881 Impact MoA : REC-4881 Blocks Wnt Mutation Induced MAPK Signaling Clinical: FAP 76

Recursion

Clinical: FAP

Further Confidence : Preclinical Studies Confirming Reduction in Polyp Count and High-Grade Dysplasia

- In-vivo efficacy in APCmin mouse model
- Apc^{min} = FAP disease model
- Mice treated once daily for 8 weeks

After 8 weeks of treatment:

1 ↓ **Polyp Count**

2 ↓ **High-Grade Dysplasia**


1
Total Polyp Count (+/- SEM)
40
30
20
10
0
p<0.0001
p=0.0029
p=0.0017
p=0.006
p=0.048
Start of dosing
Vehicle
Celecoxib (ctrl)
REC-4881 (1 mg/kg)
REC-4881 (3 mg/kg)
REC-4881 (10 mg/kg)


2
High Grade Adenomas (%)
100
50
0
Vehicle
Celecoxib
REC-4881 1 mg/kg
REC-4881 3 mg/kg
REC-4881 10 mg/kg

APC, adenomatosis polyposis coli; ERK, extracellular signal-regulated kinase; FAP, familial adenomatous polyposis.

77

78 REC-4881-101: Single-center, double-blind, placebo- controlled, dose-escalation study in healthy volunteers • Group 1 (n=13): Food effect crossover (REC-4881 4 mg/PBO [fed/fasted]), followed by single dose REC-4881 8 mg/PBO [fed] • Group 2 (n=12): Matched single ascending dose (REC- 4881 4 mg/PBO; REC-4881 8 mg/PBO; REC-4881 12 mg/PBO) Accomplished Further Confidence : Clinical Data Generated by Recursion Clinical: FAP Recursion formulation yields exposures comparable to Takeda’s formulation (molecule in-licensed from Takeda) No food effect Dose proportional increases in exposure Similar to C20001 study, observed pERK inhibition (i.e., target engagement) at 8 mg and 12 mg doses Acceptable safety profile 78

79 Differentiated profile versus other MEKs. Low clearance and minimal hepatic metabolism Acceptable safety profile consistent with other MEKs. 5 FAP patients treated in Part 1 of TUPELO REC-4881 for Familial Adenomatous Polyposis (FAP) Drug-like properties support oral dosing QD. Target engagement observed at 4mg Population specific for germline APC patients. First precision targeted approach Target Product Profile:

Recursion

REC-4881 for Familial Adenomatous Polyposis (FAP)

First-in-disease opportunity in FAP with a potential best-in-class MEK 1/2 inhibitor

Program Overview	• Orally bioavailable, small molecule non-ATP competitive allosteric inhibitor of MEK 1/2 in Phase 1b/2 (TUPELO) • REC-4881 appears more active versus approved MEK inhibitors in disease relevant preclinical models • Fast Track Designation in FAP granted by FDA in 2022
Clinical Updates	• Part 1 completed with 4 mg QD generally well-tolerated and safety profile consistent with other MEK inhibitors • Early PD data indicates 4 mg is pharmacologically active – Part 2 protocol updated to dose escalation / expansion • Efficacy will evaluate change in polyp burden relative to baseline at 12 weeks
Near-term Catalysts	• FPI for Part 2 achieved in Q2 2024 • Phase 2 initial readout (safety, preliminary efficacy, pharmacokinetics) anticipated H1 2025
Commercial Opportunity	• ~ 50,000 FAP patients in US and EU5 eligible for treatment with no approved therapies • Opportunity to treat moderate-to-severe population to potentially delay or prevent surgical intervention
IP & Exclusivity	• ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval • No known barriers to market access

80

REC-4881 for the Treatment of Solid Tumors with AXIN1 or APC Mutant Cancers Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Solid Tumors with AXIN1 or APC Mutant Cancers Status Phase 2 Source of Insight Recursion OS

Recursion

Clinical: AXIN1 or APC

Disease Overview : *AXIN1* or *APC* Mutant Cancers



Gross morphology of HCC tumor

- **Sustained Wnt signaling** is a frequent driver event found across a wide variety of solid tumors
- Dysregulation of β-catenin destruction complex due to inactivating mutations in *AXIN1* or *APC* **leads to sustained Wnt signaling promoting** cancer progression and survival[1]
- *AXIN1* or *APC* **mutant solid tumors** are considered clinically aggressive and resistant to standard treatments

"Nothing in HCC has immediate therapeutic relevance and the most common mutations are TERT, TP53, and Wnt (CTNNB1/AXIN1/APC) and combined these alterations define almost 80% of patients and are not targetable"

- KOL, Clinical Investigator, Texas

[1] *Bugter, J.M., et al. Nat Rev Cancer, 2021, 21, pp.5-21*

82

Clinical: AXIN1 or APC

Recursion

Disease Overview : *AXIN1* or *APC* Mutant Cancers


Breast
4%
Gynecological
7%
Urological
13%
SCCHN
15%
Upper GI
18%
Colorectal[3]
42%
~104,000
2L+ drug-treatable
AXIN1/APC-mutant cases
each year (US & EU5)[1,2]

Flexible Patient Selection Strategy and Study Design

- *AXIN1* and *APC* genes covered by commercially available NGS panels and liquid biopsy detection assays
- FDA guidance supports utility of ctDNA as patient selection for the detection of alterations for eligibility criteria and as a stratification factor for trials enrolling marker-positive and marker-negative populations[4]
- Multiple tumor types will inform study design and patient selection

When present, *AXIN1* or *APC* mutations may be actionable drivers across multiple solid tumors

[1]AXIN1 and APC alteration frequencies obtained from AACR Genie Portal. [2]Advanced population estimates using number of deaths per year in US and EU5 across tumors, extracted from ACS and ECIS. [3]CRC population restricted to RAS/RAF wildtype. [4]https://www.fda.gov/media/158072/download.

83

Clinical: AXIN1 or APC

Insight from OS : Novel Insight around Established MoA


REC-4881 Dosage
0.1µM
0.25µM
1.0µM
2.5µM
APC
AXIN1
Similar
Opposite

Heat map from Recursion OS

Hypothesis: Rescue of *AXIN1* may impact tumor progression and/or restore checkpoint sensitivity in cancers driven by *AXIN1* loss

Recursion Differentiation: REC-4881 rescues tumor suppressor genes *APC* and *AXIN1*

- *APC* and *AXIN1* are negative regulators of Wnt signaling
- Both proteins form part of the B-catenin destruction complex. Strong clustering suggests map recapitulation of this biology

84

-20 0 20 40 60 80 100 Further Confidence : Preclinical Studies Validate Insight Clinical: AXIN1 or APC Note: REC-4881 dosed at 3 mg/kg QD for up to 21 days. 3 mice per treatment per model (3 x 3 x 3) design. 1 Wong, H., et al. Clin Cancer Res, 2012, 18:14, pp.3846-3855 85 AXIN1 or APC wildtype 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Wildtype Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 52) REC-4881 (n = 45) Median PFS (days) 95% CI 7.0 9.0 (4.70 - 10.43) (6.04 - 13.41) Log-rank p value = 0.23 HR = 0.81 (95% CI 0.55 - 1.21) b 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Mutant Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 33) REC-4881 (n = 33) Median PFS (days) 95% CI 7.0 12.0 (4.19 - 11.70) (7.18 - 20.01) Log-rank p value < 0.001 HR = 0.49 (95% CI 0.29 - 0.83) a • Significantly greater antitumor activity observed with REC- 4881 in mutant models versus wildtype • Majority of mutant models ≥ 60% tumor growth inhibition, which is considered a benchmark for a response in the clinic1 Average Response : ~70% mutant vs ~49% wildtype Median Response: ~72% mutant vs ~48% wildtype Efficacy found in PDX Models … 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Wildtype Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 52) REC-4881 (n = 45) Median PFS (days) 95% CI 7.0 9.0 (4.70 - 10.43) (6.04 - 13.41) Log-rank p value = 0.23 HR = 0.81 (95% CI 0.55 - 1.21) b 0 5 10 15 20 0. 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Mutant Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 33) REC-4881 (n = 33) Median PFS (days) 95% CI 7.0 12.0 (4.19 - 11.70) (7.18 - 20.01) Log-rank p value < 0.001 HR = 0.49 (95% CI 0.29 - 0.83) a Tu m o r G ro w th In h ib it io n ( % ) … Led to Significant Progression Free Survival AXIN1 or APC mutant

86 REC-4881 for AXIN1 or APC mutant cancers Drug-like properties support oral dosing QD. Pharmacologically active at low doses Acceptable safety profile versus other MEKs. 51 solid tumor patients treated in Phase 1 Differentiated versus other MEKs. Low clearance and minimal hepatic metabolism Potential to obtain tumor agnostic label. First in disease opportunity Target Product Profile:

87 REC-4881 for AXIN1 or APC Mutant Cancers • Orally bioavailable, small molecule non-ATP competitive allosteric inhibitor of MEK 1/2 in Phase 2 (LILAC) • First therapeutic candidate advanced to a Phase 2 signal finding study in AXIN1 or APC mutant cancers • Recursion’s first clinical trial in oncology and the first that used inferential search for hypothesis generation Program Overview First-in-disease opportunity in AXIN1 or APC mutant cancers with a potential best-in-class MEK 1/2 inhibitor Clinical Updates • Safety run-in of REC-4881 to identify RP2D prior to allocation • Protocol designed to assess activity in two independent cohorts of AXIN1 or APC mutant tumors • Efficacy will evaluate ORR as measured by RECIST 1.1 Near-term Catalysts • FPI achieved in Q1 2024 • Phase 2 readout (safety, preliminary efficacy, and PK) anticipated H1 2025 Commercial Opportunity • Diagnosed incidence of ~ 104,000 2L+ drug-treatable patients harboring AXIN1 or APC mutations in US and EU5 • AXIN1 and APC genes covered by commercially available NGS panels and liquid biopsy detection assays IP & Exclusivity • Method of use patent pending with protection until 2043 (excluding extensions) • No known barriers to market access

REC-3964 for the Prevention of Recurrent C. difficile Infection (rCDI) Target / MOA Selective C. difficile Toxin Inhibitor Molecule Type Small Molecule Lead Indication(s) Prevention of rCDI Status Phase 2 Source of Insight Recursion OS

Source, CDC *NAAT = Nucleic Acid Amplification Test; **rCDI = recurrent CDI • RCDI** occurs in 20-30% of patients treated with standard of care • 40% of those patients will continue to recur with 2+ episodes • >29,000 patients die in the US each year from CDI • Cost burden of up to $4.8bn annually 89 Disease Overview : C. Difficile Infection (CDI) Patient Population – Large, Diagnosable and Easy to Identify Large, Unmet Need with Significant Cost Burden • Symptoms caused by clostridioides difficile tissue-damaging toxins released in the colon • Patients who experience >3 unformed stools are diagnosed via NAAT* for toxin gene or positive stool test for toxins • Patients who are at highest risk are those on antibiotics, and frequently visit hospitals or are living in a nursing home • More than 80% of cases occur among patients age 65 or older ~730,000 Diagnosed US + EU5 patients Colleen – lived with rCDI 89 Clinical: C. difficile

Clinical: *C. difficile*

Disease Overview : *C. Difficile* Infection (CDI)

C. Difficile **is the leading cause of antibiotic-associated diarrhea**



Hospitalized patients
Surgery
Infection
Antibiotics
Diarrhea
Recurrence (>20%)
Clostridioides difficile diagnosis
Severe Colitis, Toxic Megacolon, Sepsis
Organ Failure
Death



1
Disruption of normal microbiota
C. difficile colonization
Epithelium
Mucosa
Blood vessel
2
Toxins A and B released
Monocyte
Neutrophil
3
Pseudomembrane
Inflammation
Cell death

Disruption of microbiota and colonization of *C. diff*

Release of C. diff toxins

Degradation of colon cell junction & toxin transit to bloodstream

Source: McCollum, D,, Rodriguez, JM . Detection, Treatment, and Prevention of Clostridium difficile Infection. Clinical Gastroenterology and Hepatology 2012 Mar 19. https://doi.org/10.1016/j.cgh.2012.03.008

90

REC-3964 identified as a NCE that demonstrated strong rescue in HUVEC cells treated with C. difficile toxin Insight from OS : REC-3964 Rescued Cells Treated with C. difficile Toxins C. difficile toxin B phenotype Healthy Control Disease State Healthy Cells REC-3964 0.1 µM 91 Clinical: C. difficile

Recursion

Clinical: *C. difficile*

Further Confidence : Preclinical Studies Validate Recursion OS Insight

REC-3964 is Superior to Bezlotoxumab in a Human Disease Relevant CDI Hamster Model

Schematic representation of timelines for CDI model



100 spores
C. Difficile
Clindamycin
(30 mpk, IP)
Monitoring Phase
(no dosing)
-5
-3
-1
Day 0
Day 7
Day 14
Bezlo or IgG control (10 mpk, IP)
REC-3964 (200 mpk, PO, BID)
Vancomycin (50 mpk, PO, BID) or Vehicle

- N = 10 hamsters per group
- *C. difficile* strain 630 was used as genetic experiments confirmed virulence via toxin B[1]
- Clinical observations were conducted from Day 0 to Day 7, with surviving animals monitored until Day 14

REC-3964 significantly extended survival over SOC



End Of Treatment
End Of Study
Survival (%)
100
80
60
40
20
0
0
2
4
6
8
10
12
14
Days Post Infection
Vancomycin
Vehicle
Bezlotoxumab
REC-3964

- REC-3964 potently inhibits toxin B with residual activity against toxin A, while bezlotoxumab is specific to toxin B.
- Significant difference in probability of survival vs bezlotoxumab alone at the end of treatment (**p<0.001**, log-rank test)

[1] *Lyras, D, et al. Nature, 2009, 458, pp.1176-1179.*

92

93 Clinical Trial : REC-3964 for C. difficile Phase 1 Study Complete Trial Design • Randomized, Double-blind Trial Population • Healthy Participants • SAD (n = 48) • 36 participants treated with REC-3964 • 12 participants treated with placebo • MAD (n = 42) • 34 participants treated with REC-3964 • 8 participants treated with placebo Primary Objectives ✓ Assess the safety & tolerability of SAD and MAD of REC-3964 ✓ Evaluate the PK profile of REC-3964 after single and multiple doses 93 Phase 1 Topline • REC-3964 oral administration was well tolerated by all subjects tested ✓ 3% (n=1) of participants in SAD with drug-related AEs ✓ 12% (n=4) of participants in MAD with drug-related AEs ✓ All AEs were deemed Grade 1 ✓ No SAEs were observed ✓ No discontinuations related to treatment • REC-3964 exhibited a favorable PK profile ✓ Exposures (AUC) increased approximately dose-proportionally across the dose ranges tested (50 mg – 1200 mg) ✓ Half-life ranged from ~7-10 hours; BID dosing expected to reach targeted trough concentrations Clinical: C. difficile

MAD Study Placebo (N=8) n ( %) 100 mg (N=10) n ( %) 300 mg (N=8) n ( %) 500 mg (N=8) n ( %) 900 mg (N=8) n ( %) REC-3964 Overall (N=34) n ( %) MAD Overall (N=42) n ( %) Total Number of TEAEs 17 24 5 9 7 45 62 Total Participants with ≥ 1 TEAE 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Relationship to Study Drug Not Related 4 (50.0) 6 (60.0) 3 (37.5) 4 (50.0) 4 (50.0) 17 (50.0) 21 (50.0) Related 2 (25.0) 2 (20.0) 1 (12.5) 1 (12.5) 0 4 (11.8) 6 (14.3) Abdominal Distension 2 (25.0) 1 (10.0) 1 (12.5) 1 (12.5) 0 3 (8.8) 5 (11.9) Flatulence 0 1 (10.0) 0 0 0 1 (2.9) 1 (2.4) Severity Grade 1 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Grade 2 0 0 0 0 0 0 0 Grade ≥ 3 0 0 0 0 0 0 0 Total Number of SAEs 0 0 0 0 0 0 0 Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 Further Confidence : Clinical Studies Suggest Favorable Safety Profile REC-3964 was well-tolerated with no treatment-related SAEs 94 TEAEs = treatment emergent adverse events; Grade 1 = Mild, Grade 2 = Moderate, Grade 3 = Severe, Grade 4 = Life Threatening, Grade 5 = Fatal Clinical: C. difficile

Recursion

Clinical: *C. difficile*

REC-3964 : Selective Inhibitor of *C. difficile* Toxins

REC-3964 is Recursion's 1st Small Molecule NCE to Reach the Clinic



Toxin
GT
1
Apical Surface / Gut Lumen
Cytoplasm
Legend:
GT UDP-Glucose Glucosyltransferase
Toxin
GT
2
Toxin
GT
Toxin
GT
Toxin
Endosome
GT
3
OH
RHO
Active
GT
Glucosylation
UDP-glucose
UDP
O-glucose
RHO
Inactive
4
Intestinal barrier disruption:
• Inflammation
• Diarrhea
• Sepsis
• Colitis
Basolateral Surface

Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593.

1. CDI toxins bind to cell surface receptors and trigger endocytic event
2. Autocatalytic cleavage event releases CDI toxin's glucoyltransferase enzymatic domain into the cytosol of the infected cell
3. The glucosyltransferase locks Rho family GTPases in the inactive state
4. Inactivation of Rho GTPases alters cytoskeletal dynamics, induces apoptosis, and impairs barrier function which drives the pathological effects of CDI

95

Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593. REC-3964 : Selective Inhibitor of C. difficile Toxins 3 1 2 4 REC-3964 binds and blocks catalytic activity of the toxin’s innate glucosyltransferase, but not the host's 5 5 REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 96 Clinical: C. difficile

97 Target Product Profile: Drug-like properties support oral dosing BID. Therapeutic exposures observed in humans Well-tolerated with no DLTs or SAEs in Phase 1. No treatment-related discontinuations REC-3964 for Prevention of recurrent C. difficile infection (rCDI) Differentiated mechanism of action. Host independent and bacterial toxin selective Population addresses high unmet need. Targeting patients with recurrent CDI

Recursion

REC-3964 for Prevention of recurrent *C. difficile* infection (rCDI)

First-in-class potential for prevention of rCDI

Program Overview	• Orally bioavailable, small molecule *C. difficile* toxin inhibitor and the first NCE developed by Recursion • Differentiated MOA selectively targets bacterial toxin while sparing the host to minimize adverse events • Robust preclinical efficacy demonstrating superiority vs bezlotoxumab in the gold standard hamster model
Clinical Updates	• Favorable safety and tolerability profile in Phase 1 dose-escalation with no DLTs and no SAEs • Minimal adverse events seen in Phase 1, and all deemed Grade 1 • BID dosing provides therapeutic exposures expected to reach targeted trough concentrations
Near-term Catalysts	• Full Phase 1 data to be presented at the World Congress on Infectious Diseases in Paris in June 2024 • Phase 2 proof-of-concept study planned for initiation in 2024
Commercial Opportunity	• > 100,000 high-risk rCDI patients in US and EU5 with limited treatment options to prevent recurrent disease • Ability to address populations not eligible for FMT or microbiome-based therapies due to comorbidities
IP & Exclusivity	• Composition of matter patent allowed with protection until 2042 (excluding extensions) • No known barriers to market access

98

RBM39 Inhibition for the Treatment of Advanced HR-Proficient Cancers Target / MOA RBM39 Molecular Glue Degrader Molecule Type Small Molecule Lead Indication(s) 2L+ HR-Proficient Cancers Status Pre-IND Source of Insight Recursion OS

100 RBM39 Degradation for Advanced HR-Proficient Cancers Robust RBM39 degradation correlated with benefit. FIH studies enable rapid clinical path to POC Monotherapy label with combination potential. Acceptable TI in human cancer xenografts Opportunity to address high unmet need. PARP naïve and PARP resistant population Target Product Profile: Encouraging safety and tolerability profile. Minimal off-target effects vs first-gen molecules

Recursion

RBM39 Program for Advanced HR-Proficient Cancers

Lead candidate is a potential first-in-class RBM39 degrader being developed for HR-proficient tumors

Program Overview	• Recursion OS identified RBM39 as a novel target capable of mimicking CDK12 biology independent of CDK13 • Lead molecule has demonstrated durable regressions across HRP and HRD cell line and patient derived xenografts • Program advanced from target identification to IND-enabling stages in under 18 months
Non- Clinical Updates	• No significant in vitro safety concerns with favorable tolerability in disease relevant animal models • Target engagement assays demonstrate strong correlation between RBM39 degradation and tumor reduction in vivo • Excellent physiochemical properties and reasonable human projected doses support cost-effective CMC campaign
Near-term Catalysts	• IND submission expected in H2 2024
Commercial Opportunity	• ~220,000 patients in US and EU5 harbor cancers that lack HRR mutations and have progressed on frontline therapies • First-in-class potential as a single agent or in combination with other agents (PARP, IO, chemo, etc.)
IP & Exclusivity	• Composition of matter patent pending with protection until 2043 (excluding extensions) • No known barriers to market access

101